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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 25, 2004

                            THE MEN'S WEARHOUSE, INC.
               (Exact name of Registrant as specified in charter)



               TEXAS                  1-16097                 74-1790172
   (State or other jurisdiction     (Commission           (I.R.S. Employer
         of Incorporation)          File Number)          Identification No.)



                 5803 GLENMONT DRIVE                           77081-1701
                   HOUSTON, TEXAS                              (Zip Code)
      (Address of principal executive offices)



       Registrant's telephone number, including area code: (713) 592-7200


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1 Press Release Correction of The Men's Wearhouse, Inc. (the "Company") dated February 25, 2004.

                  99.2 Press Release of the Company dated February 25, 2004 (incorporated by reference from Exhibit 99.1 to the Company's Current Report on Form 8-K furnished to the SEC on February 25, 2004).

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 25, 2004, the Company issued a press release to correct an error in the SG&A margin guidance included in the press release issued earlier that day. A copy of the correction press release is attached hereto as Exhibit
99.1. A copy of the previously issued press release is incorporated by reference herein.

         The information in this report is furnished under Item 12 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE MEN'S WEARHOUSE, INC.
                                        (Registrant)


Date: February 26, 2004                 By:      /s/  Neill P. Davis
                                            ------------------------------------
                                            Neill P. Davis
                                            Executive Vice President, Chief
                                            Financial Officer and
                                            Principal Financial Officer


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                                INDEX TO EXHIBITS

Number      Exhibit
------      -------

 99.1 Press Release Correction of The Men's Wearhouse, Inc. dated February 25, 2004.

 99.2 Press Release of the Company dated February 25, 2004 (incorporated by reference from Exhibit 99.1 to the Company's Current Report on Form 8-K furnished to the SEC on February 25, 2004).